Land use rights, net (Schedule of Finite-Lived Intangible Assets, Future Amortization Expense) (Details) - Land Use Rights $ in Thousands	Dec. 31, 2025 USD ($)
Land use rights, net
2026	$ 8,463
2027	8,463
2028	8,463
2029	8,463
2030	$ 8,463